                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

In re:  Carbide Graphite Group, Inc., et al.
                      Debtors

                               Case Numbers:  01-0029744 through 01-00297448 MBM
                               Reporting Period:  December 1 - December 31, 2001

                            MONTHLY OPERATING REPORT


                                                              DOCUMENT  EXPLANATION
REQUIRED DOCUMENTS                             FORM NO.       ATTACHED    ATTACHED
Schedule of Cash Receipts and Disbursements    MOR-1                          X
           Bank Reconciliation (or copies of
            debtor's bank reconciliation)      MOR-1 (CON'T)                  X
           Copies of bank statements                                          X
           Cash disbursements journal                            X
Statement of Operations                        MOR-2             X
Balance Sheet                                  MOR-3             X
Status of Postpetition Taxes                   MOR-4             X
           Copies of IRS Form 6123 or payment
            receipt                                              X
           Copies of tax returns filed during
            reporting period                                     X
Summary of Unpaid Postpetition Debts           MOR-5                          X
           Listing of aged accounts payable                      X
Accounts Receivable Reconciliation and Aging   MOR-5             X
Debtor Questionnaire                           MOR-6             X


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ WILLIAM M. THALMAN                                                1/22/02
---------------------------------------------                     --------------
Signature of Debtor                                               Date

William M. Thalman                                              VP-Treasurer
---------------------------------------------               --------------------
Printed Name of Debtor                                      Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash receipts and disbursements was completed and is available by request

Bank reconciliations were performed and are available by request

Bank statements are available by request

The cash disbursements by legal entity are listed below


DISBURSEMENTS BY LEGAL ENTITY                                      31-DEC-01
---------------------------------------------                 ------------------
LEGAL ENTITY
The Carbide/Graphite Group, Inc.                                $ 12,373,008.57

Seadrift Coke, L.P.                                             $  4,779,765.31

Carbon/Graphite International, Inc. (FSC)                     < $        15,000

CG Specialty Products Management Corporation                  < $        15,000

Carbide/Graphite Management Corporation                       < $        15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED DECEMBER 31, 2001
(#'S IN '000S)


Sales                                                                     8,111
Cost of goods sold                                                        9,831
                                                                    -----------
Gross profit                                                             (1,720)

SG&A                                                                        841
                                                                    -----------
Operating income before items below                                      (2,561)

Other compensation                                                           --
Other (income) expense, net                                                 315
                                                                    -----------
Operating income/(loss)                                                  (2,876)

Non-operating expenses (income):
 Special financing costs                                                     --
 Interest expense                                                           875
 Other non-operating (income)/expense                                       507
                                                                    -----------
Income/(loss) before income taxes                                        (4,258)

Provision for income taxes                                                   15
                                                                    -----------
Net income (loss) from continuing operations                             (4,273)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                                        --
                                                                    -----------
Net income (loss)                                                        (4,273)
                                                                    ===========

Est. earnings per share data:
     Income excluding other items                                   $     (0.45)
     Income before discontinued operations                          $     (0.51)
     Extraordinary loss                                             $        --
                                                                    -----------
     Net income per share                                           $     (0.51)

Weighted average shares                                               8,331,342

CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT DECEMBER 31, 2001
(#'S IN '000S)


ASSETS
Current assets:
     Cash & short term investments                                    $   2,607

     Marketable securities                                                    0

     Accounts receivable
             Accounts receivable                                         26,816
             Allowance for doubtful accts                                (3,340)
                                                                      ---------
             Net accounts receivable                                     23,476

     Inventory
             Gross inventory                                             65,396
             Obsolescence reserve                                          (892)
             Lifo reserve                                               (15,082)
                                                                      ---------
             Net inventory                                               49,422

     Prepaid expenses                                                     3,051
     Other current assets                                                 3,998
     Deferred tax asset                                                       0
                                                                      ---------
         Total current assets                                            82,554

Fixed assets:
     Gross                                                              350,229
     Accumulated depreciation                                          (235,729)
                                                                      ---------
         Net fixed assets                                               114,500

Other assets                                                              6,802
                                                                      ---------
         TOTAL ASSETS                                                 $ 203,856
                                                                      =========

                                   LIABILITIES
Current liabilities:
     Trade accounts payable                                           $  24,023
     Overdrafts                                                               0
     Other current liabilities                                           24,470
     Debt - Current                                                     131,555
                                                                      ---------
         Total current liabilities                                      180,048

Long-term debt:
     Senior notes                                                             0
     Line of credit                                                           0
                                                                      ---------
         Total long-term debt                                                 0

Long term reserves                                                       15,674
Deferred revenue                                                          1,148
Deferred tax provision                                                        0
                                                                      ---------
         TOTAL LIABILITIES                                              196,870

                              SHAREHOLDERS' EQUITY
Common stock                                                                 99
Additional paid in capital                                               36,712
Treasury stock, at cost                                                 (11,207)
Common stock to be issued under warrants                                  3,424
Unfunded pension obligation                                              (4,893)
Other comprehensive income                                                    0
Retained earnings                                                       (17,149)
                                                                      ---------
         TOTAL SHAREHOLDERS' EQUITY                                       6,986
                                                                      ---------
         TOTAL LIABILITIES AND S.H. EQUITY                            $ 203,856
                                                                      =========

THE CARBIDE/GRAPHITE GROUP INC.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - DECEMBER, 2001

Copies of payroll tax verification attached

Copies of tax returns filed during the period from December 1, 2001 through December 31, 2001 are attached

                              Beginning     Amount                                          Ending
                                 Tax     Withheld or    Amount      Date      Check No.      Tax
                              Liability    Accrued       Paid       Paid       or EFT     Liability
                              ---------------------------------------------------------------------
FEDERAL
Withholding                        0.02  447,747.27    48,967.74  12/11/01       **             --
                                                       76,817.56  12/14/01       **
                                                       76,908.19  12/17/01       **
                                                       50,958.82  12/21/01       **
                                                       78,358.43  12/31/01       **
                                                      115,736.53  01/02/02       **
                                                                                 **

FICA - Employee                      --  197,060.87    25,172.26  12/11/01       **          (0.21)
                                                       40,783.62  12/14/01       **
                                                       30,800.17  12/17/01       **
                                                       26,866.05  12/21/01       **
                                                       40,821.09  12/31/01       **
                                                       32,617.89  01/02/02       **
                                                                                 **

FICA - Employer                      --  199,712.81    25,505.53  12/11/01       **           0.01
                                                       41,187.68  12/14/01       **
                                                       30,800.16  12/17/01       **
                                                       28,555.52  12/21/01       **
                                                       41,046.10  12/31/01       **
                                                       32,617.81  01/02/02       **
                                                                                 **

Unemployment                       5.23       25.45                                          30.68

Income                               --          --                                             --

Other:

Total Federal Taxes                5.25  844,546.40   844,521.15                             30.48

STATE AND LOCAL
Withholding                      545.97  100,571.99   101,118.05            See Attached     (0.09)

Sales                                --   29,229.24    10,200.00  12/20/01    301,552.00        --
                                                        6,467.79       EFT   78301/03030
                                                       12,561.45  12/20/01

Excise                               --          --                                             --

Unemployment                     437.54      360.47                                         798.01

Real Property                        --                                                         --

Personal Property                    --                                                         --

Other:

Total State and Local Taxes      983.51  130,161.70   130,347.29                            797.92

Total Taxes                      988.76  974,708.10   974,868.44                            828.40


                    **   ADP Statement of Deposits Attached

THE CARBIDE/GRAPHITE GROUP INC.
MOR-4 CONT'D
STATUS OF POSTPETITION TAXES
REPORT PERIOD - DECEMBER, 2001


State Income Tax Deposits

                             NY         IN         KY          PA         CO       OH       NC
          12/11/01        8,802.25
          12/18/01                                                                        125.21
          12/19/01       14,018.28                          12,944.04
          12/24/01                              17,771.03
          12/26/01        9,203.03
          01/03/02        8,343.89                                                        128.34
          01/04/02                                          14,185.06
          01/14/02                                                      278.00
          01/15/02                                                               540.41
          01/22/02                   3,909.98
          01/30/02                              18,723.93
                         -----------------------------------------------------------------------
            Totals       40,367.45   3,909.98   36,494.96   27,129.10   278.00   540.41   253.55   108,973.45


                                                  W/H                  Deposits
PA- SIT                                        27,129.00               27,129.10

PA-SUI                                                --

NY- SIT                                        31,164.42               31,164.42

NY-SUI                                                --

KY- SIT                                        36,494.96               36,494.96

KY-SUI                                                --

IN- SIT                                         3,909.98                3,909.98

CO- SIT                                           278.00                  278.00

MISS- SIT                                         801.67                1,347.63

OH- SIT                                           540.41                  540.41

NC- SIT                                           253.55                  253.55

SIT                                           100,571.99              101,118.05

SUI                                                   --

SEADRIFT COKE L.P.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - DECEMBER, 2001

Copies of payroll tax verification attached

Copies of tax returns filed during the period from December 1, 2001 through December 31, 2001 are attached

                              Beginning     Amount                                          Ending
                                 Tax     Withheld or    Amount                Check No.      Tax
                              Liability    Accrued       Paid                  or EFT     Liability
                              ---------------------------------------------------------------------
FEDERAL
Withholding                          --   61,846.48    30,952.53  12/11/01       **             --
                                                       30,893.95  12/26/01       **

FICA - Employee                      --   32,997.11    16,620.19  12/11/01       **             --
                                                       16,376.92  12/26/01       **

FICA - Employer                      --   32,997.13    16,620.12  12/11/01       **             --
                                                       16,377.01  12/26/01       **

Unemployment                      44.32           -                                          44.32

Income                               --

Other:

Total Federal Taxes               44.32  127,840.72   127,840.72                             44.32

STATE AND LOCAL
Withholding                          --                                                         --

Sales                                --    2,940.52     2,940.52  12/12/01        40467         --

Excise                               --                                                         --

Unemployment                      66.83       19.13                                          85.96

Real Property                        --                                                         --

Personal Property                    --                                                         --

Other:                               --                                                         --

Total State and Local Taxes       66.83    2,959.65     2,940.52                             85.96

Total Taxes                      111.15  130,800.37   130,781.24                            130.28


                        **   ADP Statement of Deposits Attached

MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
DECEMBER 31, 2001


       TOTAL   0 - 30 DAYS   31 - 60 DAYS   61 - 90 DAYS    OVER 90 DAYS   PRE-PETITION
----------------------------------------------------------------------------------------
$ 20,741,611   $ 1,195,172   $    181,520   $   (117,446)   $     10,474   $ 19,471,891
----------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request


THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
DECEMBER 31, 2001


               0 - 30 DAYS   31 - 60 DAYS   61 - 90 DAYS    91 - 120 DAYS    OVER 120 DAYS
       Total   Outstanding    Outstanding    Outstanding      Outstanding      Outstanding
-------------------------------------------------------------------------------------------
$ 21,978,948   $ 8,104,186   $  6,287,989   $  3,285,731    $   1,173,572    $   3,127,470
-------------------------------------------------------------------------------------------


An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QUESTIONNAIRE
DECEMBER 31, 2001


                                                                                   Yes    No

1.       Have any assets been sold or transferred outside the normal course of
         business this reporting period? If yes, provide and explanation below.           X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account this reporting period? If yes, provide and                    X
         explanation below.

3.       Have all postpetition tax returns been timely filed? If no, provide and
         explanation below.                                                         X

4.       Are workers compensation, general liability and other necessary
         insurance coverages in effect? If no, provide an explanation below.        X
